U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2010

Equus Total Return, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-19509 76-0345915

(Commission File Number) (I.R.S. Employer Identification No.)

Eight Greenway Plaza, Suite 930, Houston, Texas 77046

(Address of principal executive offices, zip code)

Registrant's telephone number, including area code: (713) 529-0900

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[x] Definitive additional materials

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 4, 2010, Equus Total Return, Inc. issued a press release regarding the commencement of legal proceedings to collect from a portfolio company. The text of the press release is included as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

On May 5, 2010, Equus Total Return, Inc. issued a press release commenting on the reports issued by Glass Lewis & Co., and RiskMetrics Group, the leading independent proxy voting and corporate governance advisory firms. The text of the press release is included as Exhibit 99.2 to this Current Report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release, dated May 4, 2010.

99.2 Press Release, dated May 5, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUUS TOTAL RETURN, INC.

Dated: May 5, 2010	By:	/s/ L'Sheryl D. Hudson
L'Sheryl D. Hudson Sr. Vice President, Chief Financial Officer, and Chief Compliance Officer